Exhibit 99.1

                             Kerr-McGee Corporation
                      Fourth Quarter and Year-to-Date 2003
                  Reconciliation of GAAP to Adjusted Net Income
                                    Unaudited

                                                           Fourth Quarter 2003                       Year-to-Date 2003
                                                     -------------------------------        ----------------------------------
                                                                            Adjusted                                  Adjusted
                                                                Special    After-tax                      Special    After-tax
Millions of dollars                                 Reported      Items       Income        Reported        Items       Income
                                                    --------    -------    ---------        --------      -------   ----------
                                                      GAAP                  Non-GAAP          GAAP                    Non-GAAP
Operating Profit
    Exploration and production -
       Domestic                                      $206.7      $ 25.9       $232.6         $ 958.1       $ 39.1     $  997.2
       North Sea                                       73.0           -         73.0           365.0            -        365.0
       Other international                             (4.7)          -         (4.7)            0.8            -          0.8
       Impairment on assets held for use               (1.9)        1.9            -           (13.8)        13.8            -
       Gain/(loss) associated with assets
          held for sale                                28.5       (28.5)           -            45.4        (45.4)           -
                                                     ------      ------       ------        --------       ------     --------
         Total Production Operations                  301.6        (0.7)       300.9         1,355.5          7.5      1,363.0
       Exploration expense                            (66.9)          -        (66.9)         (353.8)           -       (353.8)
                                                     ------      ------       ------        --------       ------     --------
                                                      234.7        (0.7)       234.0         1,001.7          7.5      1,009.2
                                                     ------      ------       ------        --------       ------     --------
    Chemicals -
       Pigment                                        (13.3)       27.9         14.6           (12.5)        68.9         56.4
       Other                                          (12.9)        9.2         (3.7)          (35.0)        28.6         (6.4)
                                                     ------      ------       ------        --------       ------     --------
                                                      (26.2)       37.1         10.9           (47.5)        97.5         50.0
                                                     ------      ------       ------        --------       ------     --------
    Total                                             208.5        36.4        244.9           954.2        105.0      1,059.2
                                                     ------      ------       ------        --------       ------     --------

Net Interest Expense                                  (59.3)          -        (59.3)         (246.4)           -       (246.4)
Loss from Equity Affiliates                            (8.8)          -         (8.8)          (32.5)           -        (32.5)
Derivatives and Devon Stock Revaluation                10.7       (10.7)           -             3.9         (3.9)           -
Foreign Currency Gains (Losses)                       (28.4)       28.4            -           (40.9)        40.9            -
Other Expense                                         (20.7)      (12.1)       (32.8)         (195.2)        69.1       (126.1)
Taxes on Income                                       (51.5)       (5.6)       (57.1)         (189.5)       (60.8)      (250.3)
                                                     ------      ------       ------        --------       ------     --------
Income from Continuing Operations                    $ 50.5      $ 36.4       $ 86.9        $  253.6       $150.3     $  403.9
Discontinued Operations, net of taxes                  (0.2)          -         (0.2)           (0.3)           -         (0.3)
Cumulative Effect of Change in Acctg Principle, net       -           -            -           (34.7)           -        (34.7)
                                                     ------      ------       ------        --------       ------     --------
Net Income                                           $ 50.3      $ 36.4       $ 86.7        $  218.6       $150.3     $  368.9
                                                     ------      ------       ------        --------       ------     --------

Net Operating Profit
    Exploration and production                        152.8        (0.3)      $152.5           629.0          5.2     $  634.2
    Chemicals - Pigment                                (6.2)       18.0         11.8            (4.0)        44.7         40.7
    Chemicals - Other                                  (8.3)        6.1         (2.2)          (22.7)        18.6         (4.1)
                                                     ------      ------       ------        --------       ------     --------
    Total                                             138.3        23.8        162.1           602.3         68.5        670.8
Net Interest Expense                                  (39.3)          -        (39.3)         (160.2)           -       (160.2)
Loss from Equity Affiliates                            (5.7)          -         (5.7)          (21.1)           -        (21.1)
Derivatives and Devon Stock Revaluation                 7.0        (7.0)           -             2.6         (2.6)           -
Foreign Currency Gains (Losses)                       (27.3)       27.3            -           (39.5)        39.5            -
Other Expense                                         (22.5)       (7.7)       (30.2)         (130.5)        44.9        (85.6)
                                                     ------      ------       ------        --------       ------     --------
Income from Continuing Operations                    $ 50.5      $ 36.4  $      86.9        $  253.6       $150.3     $  403.9
Discontinued Operations, net of taxes                  (0.2)          -         (0.2)           (0.3)           -         (0.3)
Cumulative Effect of Change in Acctg Principle, net       -           -            -           (34.7)           -        (34.7)
                                                     ------      ------       ------        --------       ------     --------
Net Income                                           $ 50.3      $ 36.4       $ 86.7        $  218.6       $150.3     $  368.9
                                                     ------      ------       ------        --------       ------     --------

--------------------------------------------------------------------------------
Adjusted after-tax earnings exclude special items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. However, management believes that this non-GAAP financial measure provides better insight into the company's core earnings and that this non-GAAP measure enables investors and analysts to better compare results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax earnings are comparable with similar titled amounts for other companies.
--------------------------------------------------------------------------------

                             Kerr-McGee Corporation
                      Fourth Quarter and Year-to-Date 2003
                                  Special Items
                                    Unaudited
                                                                Fourth Quarter 2003                  Year-to-Date 2003
                                                            ----------------------------     ------------------------------
Millions of dollars except per share amounts                 Before                After      Before                 After
                                                              Tax       Tax        Tax         Tax        Tax        Tax
                                                            -------    ------    -------     --------    ------    --------
Exploration & production
    Impairment on assets held for use                       $  (1.9)   $  0.7    $  (1.2)    $  (13.8)   $  5.0    $   (8.8)
                                                            -------    ------    -------     --------    ------    --------
    Gain/(loss) associated with assets held for sale           28.5     (10.2)      18.3         45.4     (16.5)       28.9
                                                            -------    ------    -------     --------    ------    --------
    Environmental                                                 -         -          -         (0.1)        -        (0.1)
    Restructuring                                             (14.9)      5.2       (9.7)       (19.8)      7.0       (12.8)
    ESOP adjustment                                            (9.0)      3.2       (5.8)        (9.0)      3.2        (5.8)
    Derivatives                                                (2.0)      0.7       (1.3)       (10.2)      3.6        (6.6)
                                                            -------    ------    -------     --------    ------    --------
      Total miscellaneous                                     (25.9)      9.1      (16.8)       (39.1)     13.8       (25.3)
                                                            -------    ------    -------     --------    ------    --------
       Total E&P                                                0.7      (0.4)       0.3         (7.5)      2.3        (5.2)
                                                            -------    ------    -------     --------    ------    --------

Chemical
    Pigment operations
       Mobile                                                  (6.1)      2.2       (3.9)       (46.7)     16.4       (30.3)
       Restructuring                                          (17.5)      6.1      (11.4)       (17.5)      6.1       (11.4)
       ESOP adjustment                                         (5.3)      1.9       (3.4)        (5.3)      1.9        (3.4)
       Other                                                    1.0      (0.3)       0.7          0.6      (0.2)        0.4
                                                            -------    ------    -------     --------    ------    --------
         Total pigment                                        (27.9)      9.9      (18.0)       (68.9)     24.2       (44.7)
                                                            -------    ------    -------     --------    ------    --------

    Other
       Forest products operating profit & shutdown             (0.1)        -       (0.1)        (8.5)      3.0        (5.5)
       Henderson environmental                                    -         -          -        (11.0)      3.9        (7.1)
       Restructuring                                           (6.1)      2.1       (4.0)        (6.1)      2.1        (4.0)
       ESOP adjustment                                         (1.8)      0.6       (1.2)        (1.8)      0.6        (1.2)
       Other                                                   (1.2)      0.4       (0.8)        (1.2)      0.4        (0.8)
                                                            -------    ------    -------     --------    ------    --------
         Total                                                 (9.2)      3.1       (6.1)       (28.6)     10.0       (18.6)
                                                            -------    ------    -------     --------    ------    --------
    Total Chemical                                            (37.1)     13.0      (24.1)       (97.5)     34.2       (63.3)
                                                            -------    ------    -------     --------    ------    --------


Other
    Derivatives & Devon stock revaluation                      10.7      (3.7)       7.0          3.9      (1.3)        2.6
                                                            -------    ------    -------     --------    ------    --------
    Foreign currency gain/(loss)                              (28.4)      1.1      (27.3)       (40.9)      1.4       (39.5)
                                                            -------    ------    -------     --------    ------    --------
    Other
       Corp. Severance/Restructuring/Reloc                     (2.8)      0.9       (1.9)       (22.3)      7.8       (14.5)
       ESOP adjustment                                         (5.5)      1.9       (3.6)        (5.5)      1.9        (3.6)
       Litigation                                              (0.4)      0.2       (0.2)        (9.1)      3.3        (5.8)
       Gain on sale of Devon stock                             17.1      (6.0)      11.1         17.1      (6.0)       11.1
       Environmental reimbursements                             4.3      (1.6)       2.7         11.2      (4.0)        7.2
       Environmental provisions                                (0.6)      0.2       (0.4)       (60.5)     21.2       (39.3)
                                                            -------    ------    -------     --------    ------    --------
         Total                                                 12.1      (4.4)       7.7        (69.1)     24.2       (44.9)
                                                            -------    ------    -------     --------    ------    --------

Total                                                       $ (42.0)   $  5.6    $ (36.4)    $ (211.1)   $ 60.8    $ (150.3)
                                                            =======    ======    =======     ========    ======    ========


--------------------------------------------------------------------------------
Adjusted after-tax earnings exclude special items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. However, management believes that this non-GAAP financial measure provides better insight into the company's core earnings and that this non-GAAP measure enables investors and analysts to better compare results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax earnings are comparable with similar titled amounts for other companies.
--------------------------------------------------------------------------------